UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 1, 2006 (July 31, 2006)

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046

(Address of principal executive offices)

(443) 285-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Third Amendment to Employment Agreement of Roger A. Waesche, Jr.

On July 31, 2006, the Registrant and its subsidiary, Corporate Office Properties, L.P. (the “Operating Partnership”), entered into a third amendment to its employment agreement with Roger A. Waesche, Jr., the Registrant’s Executive Vice President and current Chief Financial Officer.  Under the terms of this amendment, effective August 14, 2006, Mr. Waesche will begin serving as Executive Vice President and Chief Operating Officer and relinquish his role as Chief Financial Officer.  This amendment does not affect any other provisions of his employment agreement, as previously amended.  Mr. Waesche’s employment agreement, dated September 12, 2002, was filed on March 27, 2003 with the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2002.  The first amendment to the employment agreement was filed on March 16, 2005 with the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2004.  The second amendment to the employment agreement was filed with the Registrant’s Current Report on Form 8-K dated June 1, 2006.

The description set forth above is only a summary of the third amendment to Mr. Waesche’s employment agreement and is qualified in its entirety by reference to the full amendment, which is filed herewith as Exhibit 10.1.

Employment Agreement of Stephen E. Riffee

On July 31, 2006, the Registrant and the Operating Partnership entered into an employment agreement with Stephen E. Riffee to serve as Executive Vice President and Chief Financial Officer.  The agreement has a six-year term commencing on August 14, 2006, with continuous and self-renewing one-year terms after the basic term unless otherwise indicated by either party prior to a specified point in time of the then current term.  The agreement may be terminated by either party at any time on one day’s prior notice.  Under the agreement, Mr. Riffee’s minimum base salary is $340,000 per year, and he receives additional allowances for an automobile, personal financial planning and income tax preparation totaling up to $17,000 per year.  Mr. Riffee’s base salary is subject to review annually by the Board of Trustees and the Compensation Committee of the Board of Trustees (the “Compensation Committee”).  He is eligible to receive annual cash performance bonuses, stock options and restricted shares as determined by the Board of Trustees upon the recommendation of the Compensation Committee.  He is also entitled to participate in all plans and benefits generally accorded to employees of the Registrant and its subsidiaries.  On August 14, 2006, the date his employment commences, Mr. Riffee will be granted 30,000 of the Registrant’s common shares of beneficial interest, such shares being subject to forfeiture restrictions that lapse annually as he remains employed by the Registrant; the forfeiture restrictions on these shares lapse annually in the following increments: 16% upon the first anniversary following the date of grant, 18% upon the second anniversary, 20% upon the third anniversary, 22% upon the fourth anniversary and 24% upon the fifth anniversary.

The employment agreement provides for the following severance package in the event of Mr. Riffee’s termination by the Registrant without cause or by Mr. Riffee based upon constructive termination: (1) payment equal to his base annual salary multiplied by three; (2) payment equal to the average of his three most recent annual performance bonuses multiplied by three; (3) perquisites and benefits for 12 months following termination unless such benefits are available to him through other employment after termination; and (4) full vesting of previously unvested share options and restricted shares with the right to exercise options for up to 18 months following termination.  The agreement also provides for the following in the event of a termination following a change of control of the Registrant: (1) payment equal to his base annual salary multiplied by three; (2) payment equal to the average of his three most recent annual performance bonuses multiplied by three; (3) perquisites and benefits for 12 months following termination unless such benefits are available to him through other employment after termination; (4) full vesting of previously unvested share options and restricted shares (whether or not employment is terminated), with the right to exercise options for up to 18 months following termination; and (5) reimbursement of excise taxes imposed on any payment deemed to be an “Excess Parachute Payment” within the meaning of Section 280(G) of the Internal Revenue Code of 1986, as amended.

Under Mr. Riffee’s employment agreement, he is required to devote his full business time to the Registrant’s affairs and is prohibited from competing directly or indirectly with the Registrant during the term of the agreement and for a period thereafter.

The description set forth above is only a summary of Mr. Riffee’s employment agreement and is qualified in its entirety by reference to the full agreement, which is filed herewith as Exhibit 10.2.

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 1, 2006, the Registrant issued a press release to announce the following events that will occur effective August 14, 2006:

•                  Roger A. Waesche, Jr., age 52, the Registrant and Operating Partnership’s Executive Vice President since January 2004 after holding the position of Senior Vice President since September 1998, and the Registrant and Operating Partnership’s Chief Financial Officer since March 1999, will be appointed Executive Vice President and Chief Operating Officer.  Concurrent with this appointment, Mr. Waesche will cease to serve as Chief Financial Officer.  Included in Item 1.01 above, and incorporated herein by reference, is a summary description of the third amendment to Mr. Waesche’s employment agreement, which is qualified in its entirety by reference to the full amendment, which is filed herewith as Exhibit 10.1.

•                  Stephen E. Riffee, age 48, is joining the Registrant and the Operating Partnership as Executive Vice President and Chief Financial Officer.  Prior to this time, Mr. Riffee served CarrAmerica Realty Corporation, a real estate investment trust, as Chief Financial Officer from April 2002 to July 2006 and Senior Vice President, Controller and Treasurer from July 1999 to March 2002.  Included in Item 1.01 above, and incorporated herein by reference, is a summary description of Mr. Riffee’s employment agreement, which is qualified in its entirety by reference to the full agreement, which is filed herewith as Exhibit 10.2.

Item 9.01               Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

None

(b)           Pro Forma Financial Information

None

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(c)           Shell Company Transactions

None

(d)           Exhibits

Exhibit Number	Exhibit Title
10.1	Third Amendment to Employment Agreement, dated July 31, 2006, between Corporate Office Properties, L.P., Corporate Office Properties Trust, and Roger A. Waesche, Jr.
10.2	Employment Agreement, dated July 31, 2006, between Corporate Office Properties, L.P., Corporate Office Properties Trust, and Stephen E. Riffee.
99.1	Press release dated August 1, 2006 for Corporate Office Properties Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 1, 2006

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Randall M. Griffin
Name:	Randall M. Griffin
Title:	President and Chief Executive Officer

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